SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549


                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  July 30, 2001


              GENERAL EMPLOYMENT ENTERPRISES, INC.
     (Exact name of registrant as specified in its charter)


          Illinois              1-05707             36-6097429
(State or other jurisdiction  (Commission        (I.R.S. Employer
     of incorporation)        File Number)     Identification Number)


     One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois    60181
           (Address of principal executive offices)          (Zip Code)


                         (630) 954-0400
      (Registrant's telephone number, including area code)


                         Not Applicable
(Former name, former address and former fiscal year, if changed since last report)






Item 5.  Other events.

On July 30, 2001, the Company's Board of Directors elected Herbert F. Imhoff, Jr. as Chairman of the Board and Chief Executive Officer. Mr. Imhoff, Jr. also remains the Company's President and Chief Operating Officer, a position he has held since 1997.






                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          GENERAL EMPLOYMENT ENTERPRISES, INC.
                                    (Registrant)


Date:  August 1, 2001         By:  /s/ Kent M. Yauch
                              Kent M. Yauch
                              Vice President, Chief Financial
                              Officer and Treasurer